UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  October 13, 2023

BITNILE METAVERSE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40701	30-0680177
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Pearl Parkway Suite 200, San Antonio, TX 78215

(Address of principal executive offices) (Zip Code)

(800) 762-7293

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BNMV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 13, 2023, BitNile Metaverse, Inc., a Nevada corporation (the “Company”), appointed Robert O. Smith to its board of directors (the “Board”).

Mr. Smith will serve as lead independent director and Chairman of the Audit Committee of the Company. The Board has also determined that Mr. Smith qualifies as an “audit committee financial expert” within the meaning of the regulations of the Securities and Exchange Commission.

Mr. Smith, 78, is currently a C-level executive consultant working with Bay Area high-tech firms on various strategic initiatives in all aspects of their business. Mr. Smith currently serves on the board of directors of Ault Alliance, Inc., a NYSE American listed diversified holding company (“AAI”), Ault Disruptive Technologies Corporation, a NYSE American listed special purpose acquisition company, and Giga-tronics Incorporated, an OTCQB listed company that provides purpose-built electronic technology solutions for defense and other mission critical applications. From 2004 to 2007, he served on the board of directors of Castelle Corporation. From 1990 to 2002, he was AAI’s President, Chief Executive Officer and Chairman of its Board of Directors. From 1980 to 1990, he held several management positions with Computer Products, Inc., the most recent being President of their Compower/Boschert Division. From 1970 to 1980, he held managerial accounting positions with Ametek/Lamb Electric and with the JM Smucker Company. Mr. Smith received his BBA degree in Accounting from Ohio University.

There are no family relationships between Mr. Smith and any of our other officers and directors. There is no arrangement or understanding between Mr. Smith and any other persons pursuant to which Mr. Smith was appointed as a director. There are no related party transactions involving Mr. Smith that are reportable under Item 404(a) of Regulation S-K.

Mr. Smith will be compensated in accordance with the Company’s standard compensation policies and practices for the Board, the components of which were disclosed in the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2023, filed with the Securities and Exchange Commission on July 14, 2023, under Item 11.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITNILE METAVERSE, INC.

Dated: October 13, 2023	/s/ Henry Nisser
Henry Nisser President and General Counsel